Exhibit 10.2

SALE SUPPORT AGREEMENT

This SALE SUPPORT AGREEMENT (as amended or modified from time to time in accordance with the terms hereof, this “Sale Support Agreement”), dated as of June 16, 2013, is entered into by and among Orchard, Lowe’s, the Term Administrative Agent, and the Term Lenders (each as defined below):

RECITALS

WHEREAS, Orchard Supply Hardware Stores Corporation, Orchard Supply Hardware LLC and OSH Properties LLC (collective, the “Debtors” or “Orchard”) intend to file voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and the Debtors intend to request that the Debtors’ respective chapter 11 cases be jointly administered for procedural purposes under a single case number (the “Bankruptcy Case”);

WHEREAS, under section 363 of the Bankruptcy Code, the Debtors will seek to have Orchard Supply Company, LLC and/or certain of its affiliates, as affiliates of Lowe’s Companies, Inc. (collectively, “Lowe’s”) approved as the stalking horse purchaser for substantially all of the assets of the Debtors pursuant to the bidding procedures (the “Bidding Procedures”) to be approved by the Bankruptcy Court; and

WHEREAS, to provide certainty for Lowe’s in submitting its bid (the “Lowe’s Bid”) pursuant to an Asset Purchase Agreement (the “APA”) to serve as the stalking horse purchaser, Lowe’s has requested that the administrative agent (the “Term Administrative Agent”) and the lenders constituting Required Term Lenders (the “Term Lenders”) under the Amended and Restated Senior Secured Term Loan Agreement dated as of December 22, 2011 (the “Term Loan Credit Agreement”), support the Lowe’s Bid by, among other things, agreeing to refrain from exercising the credit bidding rights of the Term Administrative Agent or the Term Lenders under Section 363(k) of the Bankruptcy Code provided that certain conditions are satisfied, including the terms and conditions of this Sale Support Agreement. As of June 14, 2013, the Debtors were obligated under the Term Loan Credit Agreement for any outstanding principal amount of $128,994,514.48, which amount is secured by substantially all assets of the Debtors as set forth in the Term Loan Credit Agreement and the accompanying security agreements and ancillary agreements thereto.

WHEREAS, the Parties (as defined below), have agreed to support a sale under the Lowe’s APA subject to the terms and conditions of this Sale Support Agreement.

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NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtors, the Term Administrative Agent, the Term Lenders, and Lowe’s (each, a “Party” and, collectively, the “Parties”) hereby agree as follows:

1.	APA; Related Obligations of Orchard. Upon the mutual execution and delivery of the APA by the Debtors and Lowe’s on or before June 16, 2013, which APA shall provide for a cash purchase price of $205 million (subject to adjustment as provided in Article II thereof), the Term Administrative Agent and the Term Lenders agree that they shall support the approval of the Lowe’s Bid and accompanying Bidding Procedures by the Bankruptcy Court, subject to the terms and conditions of this Sale Support Agreement. The APA shall not be amended, and default or breaches thereunder shall not be waived, without the consent of the Term Administrative Agent; in each case, such consent shall not be unreasonably withheld. The Debtors shall provide the Term Administrative Agent and the Term Lenders with copies of all notices sent by or to the Debtors pursuant to the APA within one (1) business day of the sending or receipt of any such notice by the Debtors. For the avoidance of doubt, the Term Administrative Agent and the Term Lenders shall receive all notices pertaining to any purchase price or working capital adjustment under Article II of the APA and notices required under Section 8.7 of the APA, or any modification to or update of any of the schedules attached to or required to be furnished to the APA. In each case, the APA, the Bidding Procedures, the form of order approving the Bidding Procedures, and the form of order approving the APA shall be in form and substance reasonably satisfactory to the Term Administrative Agent and the Term Lenders. The Debtors shall use commercially reasonable efforts to support and consummate the transactions contemplated by the APA.

2.	KEIP. The Term Administrative Agent and the Term Lenders shall support the Debtors’ Motion to Approve a Key Employee Incentive Plan (the “KEIP Motion”) subject to an aggregate maximum amount of $3,640,000, provided that Lowe’s agrees to assume fifty percent (50%) of the payments approved by the Bankruptcy Court pursuant to the KEIP Motion in the event that Lowe’s is the successful bidder for the Debtors’ assets pursuant to the Bidding Procedures, subject to a maximum payment by Lowe’s of $1,600,000. In the event that an alternative bidder is selected, the Debtors agree that such transaction will include (and will cause such transaction to include) the assumption by such alternative bidder of no less than fifty percent (50%) of the payments approved by the Bankruptcy Court pursuant to the KEIP Motion (it being acknowledged and agreed that the obligations of this sentence shall survive termination of the Sale Support Agreement).

3.

Credit Bidding. Upon the submission of the executed and accepted APA, neither the Term Administrative Agent nor the Term Lenders shall submit a credit bid under section 363(k) of the Bankruptcy Code, provided, however, in the event that Lowe’s defaults, withdraws its bid for any reason (other than as a result of being outbid at an auction; subject, however, to the second proviso clause below in this paragraph), or is otherwise in breach of the APA, then the Term Administrative Agent and the Term Lenders shall be entitled to all rights under section 363(k) of the Bankruptcy Code; provided, further, in the event that the Debtors select an alternative bid (i.e., other than the Lowe’s Bid), and the Term

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Administrative Agent determines (in its reasonable discretion) that such alternative bid provides the Term Lenders with a recovery or a distribution less than it believes the Term Lenders would receive pursuant to the Lowe’s Bid, then the Term Administrative Agent and the Term Lenders shall be entitled to all rights under section 363(k) of the Bankruptcy Code.

4.	Termination Events. This Sale Support Agreement shall terminate if (i) Orchard does not commence the Bankruptcy Case by June 17, 2013; (ii) the APA is not executed and accepted by Orchard by June 17, 2013; (iii) the Bankruptcy Court has not entered an order approving the transactions contemplated by the APA on or prior to September 3, 2013; (iv) the transactions contemplated by the APA are not consummated on or prior to September 30, 2013; (v) the Debtors default under any order or agreement authorizing the use of cash collateral or incurrence of post-petition financing (including the DIP Financing, as defined below), which default has not been cured or remains outstanding for more than three (3) business days, or the use of cash collateral or post-petition financing (including the DIP Financing) otherwise terminates; (vi) the Debtors default under any obligation to the Term Administrative Agent or the Term Lenders under this Sale Support Agreement (including, but not limited to, the obligations under paragraphs 1, 5, and 6 hereof); (vii) the Debtors seek to consummate an alternative transaction with a bidder other than Lowe’s, and the Term Administrative Agent determines (in its reasonable discretion) that such alternative bid provides the Term Lenders with a recovery or a distribution less than it believes the Term Lenders would receive pursuant to the Lowe’s Bid; (viii) the Bankruptcy Court enters an order, or the Debtors file a motion that seeks entry of an order, (a) dismissing the Debtors’ chapter 11 cases, (b) converting any of the Debtors’ chapter 11 cases to chapter 7 cases, (c) terminating the Debtors’ exclusive periods under section 1121 of the Bankruptcy Code, or (d) appointing a trustee or an examiner with the expanded powers to operate the Debtors’ business in any of the chapter 11 cases; or (ix) (a) the Debtors deviate materially from the budget (the “DIP Budget”) affixed and used in the DIP Financing (which material deviation shall be determined by the Term Administrative Agent in its reasonable discretion), or (b) the Debtors seek, or the Bankruptcy Court approves, an additional or separate budget that is not the DIP Budget without the written consent of the Term Administrative Agent. Each termination event referred to in this paragraph may be waived or extended in writing by the Term Lenders party hereto in their sole discretion.

5.	Assumption of Sale Support Agreement. On the Petition Date, or as soon thereafter as is practicable (but in no event later than three (3) calendar days after the Petition Date), the Debtors shall file a motion to approve the Bidding Procedures. As part of such Motion, Debtors shall seek consideration of an order assuming this Sale Support Agreement at the hearing to consider approval of the Bidding Procedures. In each case, the motion and proposed order approving the Bidding Procedures (including the assumption of this Sale Support Agreement) shall be in form and substance reasonably satisfactory to the Term Administrative Agent and the Term Lenders.

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6.	DIP Loan. The Debtors shall use commercial best efforts to obtain approval by the Bankruptcy Court of the debtor-in-possession financing facility (the “DIP Financing”) to be provided by the Term Lenders (or a group thereof) and Term Administrative Agent pursuant to interim and final DIP Financing orders which, among other things, shall provide such Term Lenders with a security interest in the Debtors’ owned and leased real property, adequate protection payments and other protections customarily contained in such orders. The terms of the DIP Financing and the interim and final DIP Financing orders shall be on terms reasonably satisfactory to the Term Lenders.

7.	Store Closing Sales. On the Petition Date or as soon thereafter as practicable, the Debtors shall file the Emergency Motion of Debtors and Debtors in Possession for Orders Approving Auction Procedures, Agency Agreement, Store Closing Sales and Related Relief (the “Store Closing Motion”), pursuant to which they will commence Store Closing Sales (as defined in the Store Closing Motion) at 8 store locations immediately upon the Bankruptcy Court’s entry of a final order approving the Store Closing Motion. The Debtors agree that they shall designate at least three additional store locations pursuant to the Put Option (as defined in the Store Closing Motion) no later than July 11, 2013.

8.	Representations and Warranties of the Term Lenders. Each Term Lender identified on the signature pages hereto represents and warrants, severally and not jointly, to the Debtors and Lowe’s as follows:

a.	Such Term Lender (i) either (A) is the sole beneficial owner of the principal amount under the Term Loan Credit Agreement set forth below its signature hereto (each, a “Claim”), or (B) has sole investment or voting discretion with respect to such Claim and has the power and authority to bind the beneficial owner(s) of such Claim to the terms of this Sale Support Agreement and (ii) has full power and authority to act on behalf of, vote and consent to matters concerning such Claim and to dispose of, exchange, assign and transfer such Claim.

b.	Such Term Lender has made no prior assignment, sale, participation, grant, conveyance, or other transfer of, and has not entered into any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interests in any Claims that are subject to this Sale Support Agreement that are inconsistent with the representations and warranties of such Term Lender herein or would render such Term Lender otherwise unable to comply with this Sale Support Agreement and perform its obligations hereunder.

c.	Such Term Lender (i) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Sale Support Agreement and of making an informed investment decision, and has conducted an independent review and analysis of the business and affairs of the Debtors that it considers sufficient and reasonable for purposes of entering into this Agreement and (ii) is an “accredited investor” (as defined by Rule 501 of the Securities Act of 1933, as amended).

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9.	Representation and Warranty of Each Party. Each Term Lender, severally and not jointly, each Debtor, jointly and severally, and Lowe’s represents and warrants to each of the other Parties that this Sale Support Agreement is the legally valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability. For the avoidance of doubt, nothing in this paragraph or the Sale Support Agreement shall relieve the Debtors of their obligations to assume this Sale Support Agreement pursuant to paragraph 5 hereof.

10.	Transfer of Claims. Each Term Lender agrees that so long as this Sale Support Agreement has not been terminated in accordance with its terms it shall not directly or indirectly (a) grant any proxies to any person in connection with its Claims, or (b) sell, pledge, hypothecate or otherwise transfer or dispose of, or grant, issue or sell any option, right to acquire, voting, participation or other interest in (“Transfer”) any Claims, except in accordance with the terms of the Term Loan Credit Agreement (including to affiliates of a Term Lender) and to a party that agrees in writing to be subject to the terms and conditions of this Sale Support Agreement as a “Term Lender”, which writing shall be in form and substance reasonably satisfactory to the Debtors and Lowe’s. Each Term Lender agrees to notify the Debtors and Lowe’s in writing before the close of two (2) business days after such Transfer of its Claims and to provide the Debtors and Lowe’s with a signed agreement of the transferee agreeing to be subject to the terms and conditions of this Sale Support Agreement before the close of two (2) business days after such Transfer. Any Transfer of any Claim that does not comply with the foregoing shall be deemed void ab initio. This Sale Support Agreement shall in no way be construed to preclude any Party from acquiring additional Claims or any other interests in any Debtors; provided, however, that any such additional Claims or other interests in such Debtor shall, upon acquisition, automatically be deemed to be subject to all the terms of this Sale Support Agreement. Upon consummation of any authorized Transfer, the Term Lender effecting such Transfer shall, with respect any partial or whole transfer, be released of its obligations under this Sale Support Agreement (including under paragraphs 2 and 3 hereof).

11.	Successors and Assigns. Except as otherwise provided in this Sale Support Agreement (including paragraph 9 hereof), no Party hereto shall assign this Sale Support Agreement or any rights or obligations hereunder without the prior written consent of the other Parties hereto (which consent shall not be unreasonably withheld), and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Sale Support Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the Parties hereto.

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12.	Governing Law; Jurisdiction. This Sale Support Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof). Any legal action or proceeding with respect to this Sale Support Agreement may be brought in the state courts located in Manhattan, New York, the United States District Court for the Southern District of New York, or (if the Bankruptcy Case is commenced) the United States Bankruptcy Court for the District of Delaware. By execution and delivery of this Sale Support Agreement, each of the Parties consents to the exclusive jurisdiction of those courts. Each of the Parties irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Sale Support Agreement.

13.	Prior Negotiations. This Sale Support Agreement supersedes all prior negotiations and documents reflecting such prior negotiations between and among the Parties (and their respective advisors) with respect to the subject matter hereof.

14.	Mutual Drafting. This Sale Support Agreement is the result of the joint efforts of the Parties, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Parties and there is to be no construction against any Party based on any presumption of that Party’s involvement in the drafting thereof.

15.	Amendments; Waivers. This Sale Support Agreement may be amended or modified, only by a written instrument executed by the Parties hereto, or in the case of a waiver, by the Party waiving compliance. Any waiver by any Party of any condition, or of the breach of any provision, term or covenant contained in this Sale Support Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term or covenant of this Sale Support Agreement.

16.	Headings. The article and section headings in this Sale Support Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Sale Support Agreement.

17.	Time of Essence. Time is of the essence with respect to the performance by the Parties of their respective obligations under this Sale Support Agreement.

18.	Several Obligations of Term Lenders and Term Administrative Agent. The agreements, representations, and obligations of each Term Lender and the Term Administrative Agent are several and not joint in all respects. Any breach of this Sale Support Agreement by a Term Lender or Term Administrative Agent shall not result in liability for a non-breaching Party.

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19.	Counterparts. This Sale Support Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement. The delivery of an executed counterpart of this Sale Support Agreement by facsimile or pdf shall be deemed to be valid delivery thereof. It shall be sufficient in making proof of this Sale Support Agreement to produce or account for a facsimile or pdf copy of an executed counterpart of this Sale Support Agreement.

20.	Notice. All notices, requests, and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by first class mail, by facsimile, or by email to the Parties at the following addresses, email addresses, or facsimile numbers:

If to the Term Administrative Agent:

Gleacher Products Corp.

1290 Avenue of the Americas

Email: joanna.anderson@gleacher.com

Attn: Joanna Anderson

With a copy to (which shall not constitute notice):

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Fax: (212) 698-3599

Email: michael.sage@dechert.com

Attn: Michael J. Sage

If to the Term Lenders, to the name of the Term Lender care of Dechert LLP at the address listed above.

If to Orchard:

Orchard Supply Hardware

Address: 6450 Via Del Oro

San Jose, CA 95119

Fax no.: (408) 365-2799

E-mail: michael.fox@osh.com

Attention: Michael Fox

Senior Vice President, General Counsel and Secretary

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With a copy to (which shall not constitute notice):

DLA Piper LLP (US)

203 North LaSalle Street, Suite 1900

Chicago, Illinois 60601

Fax no.: (312) 236-7516

E-mail: Richard.Chesley@dlapiper.com

Chun.Jang@dlapiper.com

Attention: Richard Chesley and Chun Jang

If to Lowe’s/Orchard Supply Company, LLC

Orchard Supply Company, LLC

c/o Lowe’s Companies, Inc.

1000 Lowe’s Boulevard

Mooresville, NC 28117

Mail Code: NB7BD

Fax no.: 704-757-0805

E-mail Address: Richard.d.maltsbarger@lowes.com

Attention: Business Development Executive

and

Lowe’s Companies, Inc.

1000 Lowe’s Boulevard

Mooresville, NC 28117

Mail Code: NB7LG

Fax no.: 704-757-0675

E-mail Address: gaither.m.keener@lowes.com

Attention: Chief Legal Officer, Secretary and Chief Compliance Officer

With a copy to (which shall not constitute notice):

Hunton & Williams LLP

2200 Pennsylvania Ave., NW

Washington, DC 20037

Fax no.: (202) 778-2201

E-mail address: spatterson@hunton.com

skimpel@hunton.com

Attention: J. Steven Patterson

Scott H. Kimpel

[Remainder of the Page Intentionally Left Blank]

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SALE SUPPORT AGREEMENT

ORCHARD SUPPLY COMPANY, LLC

By	/s/ Richard D. Maltsbarger
	Name:	Richard D. Maltsbarger
	Title:	Manager

SALE SUPPORT AGREEMENT

ORCHARD SUPPLY HARDWARE STORES CORPORATION

By	/s/ Michael W. Fox
	Name:	Michael W. Fox
	Title:	Senior Vice President, General Counsel and Secretary

ORCHARD SUPPLY HARDWARE LLC

By	/s/ Michael W. Fox
	Name:	Michael W. Fox
	Title:	Senior Vice President, General Counsel and Secretary

OSH PROPERTIES LLC

By	/s/ Michael W. Fox
	Name:	Michael W. Fox
	Title:	Senior Vice President, General Counsel and Secretary

SALE SUPPORT AGREEMENT

GLEACHER PRODUCTS CORP., as administrative agent and collateral agent

By:	/s/ Joanna Anderson
	Name:	Joanna Anderson
	Title:	Authorized Signatory

SALE SUPPORT AGREEMENT

ACA CLO 2006-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,648,843.50

SALE SUPPORT AGREEMENT

ACA CLO 2006-2 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,759,358.85

SALE SUPPORT AGREEMENT

ACA CLO 2007-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,063,591.56

SALE SUPPORT AGREEMENT

APIDOS CDO I

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,647,330.26

SALE SUPPORT AGREEMENT

APIDOS CDO II

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,820,407.37

SALE SUPPORT AGREEMENT

APIDOS CDO III

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,458,959.75

SALE SUPPORT AGREEMENT

APIDOS CDO IV

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,673,978.33

SALE SUPPORT AGREEMENT

APIDOS CDO V

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,836,407.31

SALE SUPPORT AGREEMENT

APIDOS CINCO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,723,541.42

SALE SUPPORT AGREEMENT

APIDOS QUATTRO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,525,131.70

SALE SUPPORT AGREEMENT

SAN GABRIEL CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$2,134,967.08

SALE SUPPORT AGREEMENT

SHASTA CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,984,649.94

SALE SUPPORT AGREEMENT

SIERRA CLO II LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,579,610.55

SALE SUPPORT AGREEMENT

WHITNEY CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

Principal Amount held under Term Loan Credit Agreement:	$1,635,724.81

SALE SUPPORT AGREEMENT

ECP CLO 2008-1, LTD
Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perrella
	Name:	Stephen Perrella
	Title:	Analyst

Principal Amount held under Term Loan Credit Agreement:	$3,484,888.09

SALE SUPPORT AGREEMENT

COMSTOCK FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perrella
	Name:	Stephen Perrella
	Title:	Analyst

Principal Amount held under Term Loan Credit Agreement:	$1,600,009.24

SALE SUPPORT AGREEMENT

CANNINGTON FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perrella
	Name:	Stephen Perrella
	Title:	Analyst

Principal Amount held under Term Loan Credit Agreement:	$2,690,015.53

SALE SUPPORT AGREEMENT

GREENS CREEK FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perrella
	Name:	Stephen Perrella
	Title:	Analyst

Principal Amount held under Term Loan Credit Agreement:	$3,156,053.39

SALE SUPPORT AGREEMENT

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

Principal Amount held under Term Loan Credit Agreement:	$17,650,472.34

SALE SUPPORT AGREEMENT

Grace Bay Holdings II LLC

By:	/s/ John Bolduc
	Name:	John Bolduc
	Title:	Executive Managing Director

Principal Amount held under Term Loan Credit Agreement:	$24,674,170.11